Taxation	12 Months Ended
Dec. 31, 2019
TAXATION [Abstract]
Taxation

16.           TAXATION

a. PRC Value-added Tax

The Company’s subsidiaries and VIEs in China are subject to VAT.

The Sogou Group’s revenues were subject to VAT at a rate of 6% or 17%, depending on the type of service or product offered, for the year ended December 31, 2017 and for the period from January 1, 2018 to April 30, 2018, and at rates of 6% or 16%, also depending on the type of service or product offered, for the period from May 1, 2018 to March 31, 2019. Commencing April 1, 2019, the Sogou Group’s revenues are subject to VAT at rates of 6% or 13%, also depending on the type of service or product offered.

b. Income Taxes

Cayman Islands

Under the current laws of Cayman Islands, the Company is not subject to tax on income or capital gains. In addition, upon any payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

British Virgin Islands

Under the current laws of British Virgin Islands, Sogou BVI is not subject to tax on income or capital gains.

Hong Kong

The Company’s subsidiaries in Hong Kong are subject to income tax at a rate of 16.5% for the years ended December 31, 2017, 2018 and 2019. Hong Kong does not impose a withholding tax on dividends.

PRC

The PRC Corporate Income Tax Law (the “CIT Law”) generally applies an income tax rate of 25% to all enterprises, but grants preferential tax treatment to qualified “High and New Technology Enterprises” (“HNTEs”), Software Enterprises, and “Key National Software Enterprises” (“KNSEs”).

Entities Qualified as HNTEs

HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. During this three-year period, an HNTE must conduct a qualification self-review each year to ensure it meets the HNTE criteria and is eligible for the 15% preferential tax rate for that year. If an HNTE fails to meet the criteria for qualification as an HNTE in any year, the enterprise cannot enjoy the 15% preferential tax rate in that year, and must instead use the regular 25% CIT rate.

Sogou Technology, Sogou Information, and Sogou Network qualified as HNTEs in December 31, 2017, 2018, and 2019, respectively, and will need to re-apply for HNTE qualification in 2020 (Sogou Technology), 2021 (Sogou Information), and 2022 (Sogou Network).

Entities Qualified as Software Enterprises and KNSEs

The CIT Law and its implementing regulations provide that a “Software Enterprise” is entitled to an income tax exemption for two years beginning with its first profitable year and a 50% reduction to a rate of 12.5% for the subsequent three years. An entity that qualifies as a KNSE is entitled to a further reduced preferential income tax rate of 10%. Enterprises wishing to enjoy the status of a Software Enterprise or a KNSE must perform a self-assessment each year to ensure they meet the criteria for qualification and file required supporting documents with the tax authorities before using the preferential CIT rates. These enterprises will be subject to the tax authorities’ assessment each year as to whether they are entitled to use the relevant preferential CIT treatments. If at any time during the preferential tax treatment years an enterprise uses the preferential CIT rates but the relevant authorities determine that it fails to meet applicable criteria for qualification, the relevant authorities may revoke the enterprise’s Software Enterprise/KNSE status.

Sogou Technology performed a self-assessment and filed the required supporting documents and passed the relevant government authorities’ assessment in each of the years 2017 and 2018, and thus was qualified as a KNSE and entitled to a preferential income tax rate of 10% for 2016 and 2017. As a result, a reversal of income tax of US$1,467 and US$3,773 for the preferential income tax rate was recorded in the consolidated statements of comprehensive income for the year ended December 31, 2017 and 2018.

PRC Withholding Tax on Dividends

Under the CIT Law and its implementation rules, the profits of a foreign-invested enterprise arising in 2008 and thereafter that are distributed to its immediate holding company outside the PRC are subject to withholding tax at a rate of 10%. A lower withholding tax rate will be applied if there is a beneficial tax treaty between the PRC and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be eligible, with approval of the PRC local tax authority, to be subject to a 5% withholding tax rate under the Arrangement Between the PRC and the Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income if such holding company is considered to be a non-PRC resident enterprise and holds at least 25% of the equity interests in the PRC foreign-invested enterprise distributing the dividends. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend will remain subject to withholding tax at a rate of 10%.

Aggregate undistributed profits of certain of the Company’s subsidiaries and VIEs located in PRC were approximately US$396,541 as of December 31, 2019. The Company does not intend to have any of its subsidiaries and VIEs located in PRC distribute any of their undistributed profits in the foreseeable future, but rather expects that such profits will be reinvested by such subsidiaries and VIEs for their PRC operations. Accordingly, no withholding tax was recorded as of December 31, 2019. If those profits were to be distributed or they were determined to be no longer permanently reinvested, the Company would have to record a deferred income tax liability in respect of those undistributed profits of approximately US$39,654 as of December 31, 2019 if those profits were subject to withholding tax at a rate of 10%.

Composition of Income Tax Expense

All income tax expense for the years ended December 31, 2017, 2018 and 2019 was PRC corporate income tax for PRC entities. The current and deferred portions of income tax expense included in the consolidated statements of comprehensive income are as follows:

	For the Year Ended December 31,
	2017	2018	2019
Income from PRC entities	$126,104	$73,720	$84,760
(Loss)/income from non-PRC entities	(29,482)	26,214	7,093
Income before income tax expenses	96,622	99,934	91,853
Current income tax expense	18,382	462	5,480
Deferred tax (benefit)/expense	(3,960)	691	(2,732)
Income tax expense	$14,422	$1,153	$2,748

Effective Tax Rate

Reconciliation of the PRC CIT tax rate of 25% to the Sogou Group’s effective tax rate for the years of 2017, 2018 and 2019 is as follows:

	For the Year Ended December 31,
	2017	2018	2019
PRC statutory tax rate	25.0%	25.0%	25.0%
Tax differential from statutory rate in other jurisdictions	6.8%	0.4%	2.6%
Effect of tax holidays (1)	(14.4)%	(5.1)%	(2.3)%
Permanent book-tax differences (2)	(7.5)%	(18.5)%	(25.3)%
Tax-exempt income (3)	—	(7.0)	(4.6)%
Changes in deferred tax asset allowance	5.0%	6.4%	7.6%
Effective income tax rate	14.9	1.2%	3.0%

(1) The income tax reversals resulting from the preferential income tax rates that Sogou Technology was entitled to as a KNES in 2016 and 2017 are included in the “Effect of tax holidays” in the table above.

(2) The permanent book-tax differences mainly consisted of R&D expenses super deductions. Under PRC regulations issued in September 2018 that are applicable retroactively beginning January 1, 2018, additional R&D expenses have become eligible for deduction from taxable income.

(3) Tax-exempt income consisted of interest on financial instruments and capital gains from long-term investments. The aforementioned financial instruments and long-term investments were held by the Company’s subsidiaries located in Hong Kong.

The combined effects of the income tax expense exemptions and reductions available to the Sogou Group are as follows:

	For the year ended December 31,
	2017	2018	2019
Tax holiday effect	$13,914	$5,097	$2,113
Basic income per share	$0.05	$0.01	$0.01

c. Deferred Tax

As of December 31, 2018 and 2019, the significant temporary differences between the tax and financial statement bases of assets and liabilities that gave rise to deferred tax balances were principally related to the following:

	As of December 31,
	2018	2019
Deferred tax assets:
Net operating loss carry forwards	$10,392	$12,788
Temporary non-deductible advertising cost carried forward	1,336	965
Accrued expenses	21,934	22,810
Accrued payroll expense	2,178	3,229
Provision for inventory and doubtful receivables	3,931	7,517
Provision for long-term investments	401	2,050
Total deferred tax assets	40,172	49,359
Deferred tax liabilities:
Depreciation of fixed assets	(4,868)	(4,925)
Others	(27)	(26)
Total deferred tax liabilities	(4,895)	(4,951)
Less: Valuation allowance	(21,484)	(28,102)
Deferred tax assets, net	$13,793	$16,306

As of December 31, 2018 and 2019, the Sogou Group made a valuation allowance against its deferred tax assets to the extent that such deferred tax assets were not expected to be realized by each individual entity within the Sogou Group. The Sogou Group evaluated a variety of factors in determining the amount of the valuation allowance, including each individual entity’s operating history and financial forecast.

As of December 31, 2019, the Sogou Group had net operating losses from PRC entities of approximately US$73,555 available to offset against future net profit for income tax purposes. The Sogou Group anticipated that it was more likely than not that these net operating losses would not be utilized based on its estimate of the operating performance of these PRC entities. Therefore, US$12,788 in deferred tax assets generated from net operating losses were offset by a valuation allowance. These net operating losses of entities not qualified as HNTEs are expected to expire during periods between December 31, 2020 and December 31, 2024 and those of entities qualified as HNTEs are expected to expire during periods between December 31, 2020 and December 31, 2029.

The following table sets forth the movement of the valuation allowance for net deferred tax assets for the periods presented:

	For the Year Ended December 31,
	2017	2018	2019
Beginning balance	$11,317	$16,186	21,484
Additions	4,851	6,852	8,305
Reversals	(680)	(779)	(1,339)
Foreign currency translation adjustment	698	(775)	(348)
Ending balance	$16,186	$21,484	28,102